Exhibit 10.2
U.S. HELICOPTER
JOHN FAGAN:
•	EMPLOYMENT TERMS — DATED September 16, 2005
•	POSITION

▶	CHIEF PILOT
•	LOCATION

▶	SIKORSKY MEMORIAL AIRPORT, STRATFORD, CT or at some other yet to be determined facility in the New York (TRI-STATE) area.
•	REPORTS TO

▶	DIRECTOR OF OPERATIONS
•	RESPONSIBILITIES
The Chief Pilot will insure that no person is assigned to flight duties unless such person meets all applicable FAA and company standards. Specific duties of the Chief Pilot are as follows:
•	With respect to crew training, the Chief Pilot will institute and maintain a flight crew training and proficiency program and will maintain all records associated with that program.

•	The flight crew training program will include periodic instructing, testing, route checks and flight checks required by the FAA/TSA regulations.

•	The Chief Pilot will insure that flight personnel under his jurisdiction maintain adequate proficiency to perform duties to which they are assigned.

•	Ensure that flight and duty times for flight crew personnel are adhered to at all times in accordance with the Federal Aviation Regulations.

•	Make recommendations for flight crew hiring, discharge and other personnel actions to the Director of Operations.

•	The Chief Pilot may delegate specific duties to his/her qualified designec, but will retain total responsibility for them.

JOHN FAGAN
EMPLOYMENT TERMS
September 16, 2005
PAGE TWO
•	SALARY
▶	Part Time (from date of signing to Pre Start-Up Period), Salary Rate of $31.25 Per Hour.

▶	Full Time Per Startup Period (Estimated to be a date coinciding with the delivery of the first helicopter to first revenue flight “Start-Up”) Base Salary $60,000

▶	Effective with Start-Up Base Salary will be $65,000

▶	Effective Six (6) Months After Start-Up Base Salary will be $70,000 (Based on Performance)

▶	Variance Between Pre Start-Up period and Effective Start-Up, Salary Difference Between $60,000 and $65,000 will be Deferred
•	STOCK OPTIONS

▶	70,000 SHARES AT A PRICE TO BE DETERMINED BY THE COMPANY.
•	BENEFITS
▶	John Fagan elects Not to Participate in USH Medical Plan (Only)

▶	John Fagan will be eligible to participate in Other Benefits Offered This Position such as Incentive Plan and any Employee Stock Plans as Established/Finalized by The Company.
AGREED TO:

/s/ Terence O. Dennison TERENCE O. DENNISON	/s/ John Fagan JOHN FAGAN
Senior Vice President/	9-21-05
Chief Operating Officer